SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): January 29, 2001



                           WEINGARTEN REALTY INVESTORS
             (Exact name of Registrant as specified in its Charter)


            TEXAS                        1-9876                74-1464203

(State or other jurisdiction of  (Commission file number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)


            2600 Citadel Plaza Drive, Suite 300, Houston, Texas 77292
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code:  (713) 866-6000



                                 Not applicable
          (Former name or former address, if changed since last report)



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ITEM  5.     OTHER  EVENTS.

     Following the close of trading on the New York Stock Exchange on January 23, 2001, we entered into an underwriting agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney and Legg Mason Wood Walker, Incorporated, regarding the underwritten public offering of 4,500,000 of our common shares of beneficial interest, $.03 par value per share, and an option to purchase an additional 675,000 shares to cover over-allotments, which option was exercised on February 22, 2001. The shares were offered to the public at a price of $423/16 per share, the closing price of the shares on the NYSE on January 23, 2001, with estimated aggregate net proceeds to us, of approximately $180 million, after deducting the underwriting discount and other expenses. This offering was made pursuant to our existing shelf Registration Statement (Registration Statement File No. 333-85967) and our Prospectus Supplement dated January 23, 2001 to the Prospectus dated September 14, 1999.

     The initial offering for the shares closed on January 29, 2001 and the closing relating to the exercise of the over-allotment option for 200,000 shares occurred on February 27, 2001. Net proceeds received from this offering were primarily used to repay outstanding indebtedness under our credit facility. A copy of the underwriting agreement is attached as an exhibit to this Form 8-K.

     We  are  filing  herewith a press release issued by us on April 19, 2001 as
Exhibit 99.1 which is included herein. This press release was issued to report our first quarter earnings.


ITEM  7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          1.1 Underwriting Agreement by and between Weingarten Realty Investors and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney and Legg Mason Wood Walker, Incorporated dated January 23, 2001.

          99.1 Press Release issued by Weingarten Realty Investors on April 19, 2001.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     April  25,  2001
                                            WEINGARTEN  REALTY  INVESTORS



                                             /s/   Stephen  C.  Richter
                                            -----------------------------
                                            Stephen  C.  Richter
                                            Senior  Vice  President  and
                                            Chief  Financial  Officer


                                     Page 3
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                           WEINGARTEN REALTY INVESTORS
                                INDEX TO EXHIBITS

  EXHIBIT
  -------

     1.1 Underwriting Agreement by and between Weingarten Realty Investors and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney and Legg Mason Wood Walker, Incorporated dated January 23, 2001.

     99.1 Press Release issued by Weingarten Realty Investors on April 19, 2001.


                                     Page 4
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